UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		August 26, 2015

American Woodmark Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-14798	54-1138147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3102 Shawnee Drive, Winchester, Virginia		22601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(540) 665-9100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

American Woodmark Corporation

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 29, 2015, American Woodmark Corporation (the “Company”) filed a Current Report on Form 8-K to announce a planned transition in its leadership. Pursuant to the Company’s transition plan, S. Cary Dunston assumed the role of Chief Executive Officer on August 26, 2015 from Kent B. Guichard, who remains with the Company as Chairman of the Board.

Both Mr. Dunston and Mr. Guichard previously had executed employment agreements with the Company, the most recent of which have been in effect for both gentlemen since May 31, 2013.

On August 26, 2015, the Company’s Board of Directors approved new employment agreements for Mr. Dunston and Robert Adams, Senior Vice President of Value Stream Operations, and a Letter of Understanding for Mr. Guichard concerning their continued employment with the Company.

The employment agreements for Messrs. Dunston and Adams contain a description of expected duties, base salary ($550,000 annually for Mr. Dunston and $254,101 annually for Mr. Adams) and maximum potential cash bonus, and severance in the event of termination without cause or in the event of termination upon change in control. Messrs. Dunston and Adams’ employment agreements also contain restrictive covenants which specify confidentiality, non-solicitation, and non-competition with the Company in the event of termination. The employment agreements are for an initial four-month term expiring December 31, 2015 and will be automatically extended for additional one-year periods, unless either party gives notice of nonrenewal on or before November 1.

The Letter of Understanding (the “Letter”) for Mr. Guichard contains a description of his expected duties, his base salary ($200,000 annually), and severance if Mr. Guichard is terminated without cause during the term of his employment, which expires pursuant to the Letter on January 31, 2018. The Letter contains restrictive covenants concerning non-competition, non-solicitation, and confidentiality.

The new agreements for Messrs. Dunston, Guichard and Adams, which are included as exhibits to this Form 8-K and hereby incorporated by reference into this Item, encompass the entire understanding between the parties and supersede all prior agreements.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits
Exhibit 10.1    Management Contract - Employment Agreement for Mr. S. Cary Dunston, dated August 26. 2015.
Exhibit 10.2 Management Contract - Letter of Understanding for Mr. Kent Guichard, dated August 26, 2015.
Exhibit 10.3    Management Contract - Employment Agreement for Mr. Robert Adams, dated August 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION
(Registrant)

/s/ M. SCOTT CULBRETH	/s/ S. CARY DUNSTON

M. Scott Culbreth	S. Cary Dunston
Senior Vice President and Chief Financial Officer	President and Chief Executive Officer

Date: August 31, 2015	Date: August 31, 2015
Signing on behalf of the registrant and as principal financial officer	Signing on behalf of the registrant and as principal executive officer